Exhibit 99.1

Brooklyn ImmunoTherapeutics Announces Receipt of Notice from Nasdaq Regarding Delayed Filing of Quarterly Report on Form 10-Q

SAN DIEGO, MAY 27, 2022 (GLOBE NEWSWIRE) -- Brooklyn ImmunoTherapeutics, Inc. (Nasdaq:BTX) (“Brooklyn”), a biopharmaceutical company focused on exploring the role that cytokine, gene editing, and cell therapy can have in treating patients with cancer, blood disorders, and monogenic diseases, today announced that it received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that because the Company has not yet filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Quarterly Report”), Brooklyn is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. The Notice has no immediate effect on the listing of Brooklyn’s shares on Nasdaq.

The Company previously reported the circumstances with respect to the late filing of the Quarterly Report in a Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission on May 17, 2022. The Company's management is working diligently to complete the Quarterly Report, and intends to file it as soon as practicable.

Under Nasdaq rules, Brooklyn has 60 calendar days, or until July 25, 2022, to either file the Quarterly Report or to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule (the “Compliance Plan”). If Brooklyn does not file the Quarterly Report but submits a Compliance Plan, and Nasdaq accepts the Compliance Plan, then Nasdaq may grant Brooklyn up to 180 days from the prescribed due date, or until November 18, 2022, for filing the Quarterly Report to regain compliance. If Nasdaq does not accept Brooklyn’s Compliance Plan, then Brooklyn will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

About Brooklyn ImmunoTherapeutics
Brooklyn is focused on exploring the role that cytokine, gene editing, and cell therapy can have on the immune system in treating patients with cancer, both as a single agent and in combination with other anti-cancer therapies.

Brooklyn’s most advanced program is IRX-2, a human cell-derived cytokine therapy, studying the safety and efficacy of IRX-2 in patients with head and neck cancer in Phase 2B. In a Phase 2A clinical trial in head and neck cancer, IRX-2 demonstrated an overall survival benefit. Additional studies are either underway or planned in other solid tumor cancer indications.

Brooklyn has multiple next-generation cell and gene-editing therapies in preclinical development for various indications including acute respiratory distress syndrome, solid tumor indications, as well as in vivo gene-editing therapies for rare genetic diseases. For more information about Brooklyn and its clinical programs, please visit www.Brooklynitx.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “believe,” “could,” “estimate,” “expect,” “plan,” “possible,” “potential,” “project,” “will” or other similar words and the negatives of such words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those stated or implied in any forward-looking statement as a result of various factors, including, but not limited to, uncertainties related to:  (i) Brooklyn’s ability to file the Compliance Plan to regain compliance with the Nasdaq Listing Rule within Nasdaq’s prescribed timeframe; (ii) Nasdaq’s acceptance of the Compliance Plan to regain compliance; and (iii) Brooklyn’s ability to file the Quarterly Report within the prescribed time frame. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this communication speak only as of the date on which they were made, and Brooklyn does not undertake any obligation to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date hereof, except as required by applicable law.  Factors that may cause Brooklyn's actual results from those expressed or implied in forward-looking statements contained in this press release are more fully disclosed in Brooklyn’s periodic public filings with the U.S. Securities and Exchange Commission, particularly under the heading “Risk Factors” in Brooklyn’s Annual Report on Form 10-K for the year ended December 31, 2021.

Investor Relations Contact:
Solebury Trout
917-936-8430
investors@brooklynitx.com

Media Contact:
Michael V. Morabito, Ph.D.
Solebury Trout
917-936-8430
btx@soleburytrout.com